UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (date of earliest event reported): April 15, 2003


                                 MEDAMICUS, INC.
                                 ---------------
             (Exact name of Registrant as specified in its charter)


          Minnesota                     0-19467                  41-1533300
          ---------                     -------                  ----------
(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)


15301 Highway 55 West
Plymouth, MN                                                       55447
------------------                                                 -----
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code (763) 559-2613

Items 1, 2, 3, 4, 5, 6, 8, 10, and 11 are not applicable and therefore omitted.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

The following are filed as Exhibits to this Report:

Exhibit No.      Description of Exhibit
-----------

99.1 Press release issued April 15, 2003, reporting results for the three months ended March 31, 2003.
99.2 Statement of Jim Hartman, President and CEO of Medamicus, Inc., in connection with April 15, 2003 Medamicus, Inc. conference call.


ITEM 9. REGULATION FD DISCLOSURE (ITEM 12, DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION).

         Pursuant to Item 12 of Form 8-K, Disclosure of Results of Operations and Financial Condition, Medamicus, Inc. hereby furnishes a press release, issued on April 15, 2003, disclosing material non-public information regarding its results of operations for the quarter ended March 31, 2003.

         Pursuant to Item 9, Regulation FD Disclosure and Item 12, Disclosure of Results of Operations and Financial Condition, Medamicus, Inc. also furnishes with this Form 8-K, the statement of Jim Hartman, President and CEO of Medamicus, Inc., to be issued in connection with the April 15, 2003 Medamicus, Inc. conference call reporting the results of operations for the quarter ended March 31, 2003 and commenting on expectations for future periods.



                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       MEDAMICUS, INC.

                                       By  /s/ James D. Hartman
                                           -------------------------------------
                                           James D. Hartman
                                           President and Chief Executive Officer


Dated: April 15, 2003